FINANCIAL STATEMENTS AND

 INDEPENDENT AUDITOR’S REPORT

STARLIGHT PLACE, LP

DECEMBER 31, 2012

STARLIGHT PLACE, LP

TABLE OF CONTENTS

PAGE

INDEPENDENT AUDITOR’S REPORT	3

FINANCIAL STATEMENTS:

BALANCE SHEET	4

STATEMENT OF OPERATIONS	6

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL	7

STATEMENT OF CASH FLOWS	8

NOTES TO FINANCIAL STATEMENTS	9

ACCOMPANYING INFORMATION:

INDEPENDENT AUDITOR’S REPORT ON INFORMATION ACCOMPANYING THE BASIC FINANCIAL STATEMENTS	17

SUPPLEMENTAL INFORMATION REQUIRED BY RD	18

INDEPENDENT AUDITOR’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND ON COMPLIANCE AND OTHER MATTERS BASED ON AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS	21

AUDITOR’S FINDINGS ON COMPLIANCE	22

2

PAILET, MEUNIER and LeBLANC, llp.

Certified Public Accountants

Management Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners Starlight Place, LP

We have audited the accompanying financial statements of Starlight Place, LP, as of December 31, 2012 and the related statements of operations, changes in partners’ equity and cash flows for the year ended December 31, 2012. Starlight Place, LP’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Starlight Place, LP as of December 31, 2012 and the result of its operations and its cash flows for the year ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 27, 2013 on our consideration of Starlight Place, LP’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
February 27, 2013

Member of:	● PCAOB - Public Company Accounting Oversight Board

AICPA: Center for Public Company Audit Firms (SEC) ● Governmental Audit Quality Center ● Private Companies Practice Section (PCPS)

3421 N. Causeway Blvd., Suite 701 ● Metairie, LA 70002 ● Telephone (504) 837-0770 ● Fax (504) 837-7102

201 St. Charles Ave., Suite 2500 ● New Orleans, LA 70170 ● Telephone (504) 599-5905 ● Fax (504) 837-7102

www.pmlcpa.com

3

STARLIGHT PLACE, LP

BALANCE SHEET

DECEMBER 31, 2012

ASSETS

Current Assets
Cash	$36,075
Accounts receivable	542
Prepaid expenses	1,432

Total Current Assets	38,049

Restricted Reserves and Escrows
Tax escrow	24,382
Tenant security deposits	9,450
Replacement reserve	119,775
Operating deficit reserve	42,053

Total Restricted Reserves and Escrows	195,660

Property and Equipment
Land	248,710
Land improvements	663,095
Building	3,687,417
Furniture and equipment	87,871
Total Property and Equipment	4,687,093
Less: Accumulated depreciation	(1,103,299)

Property and Equipment, Net	3,583,794

Other Assets

Monitoring fee, Net	3,900

Total Assets	$3,821,403

See auditors’ report and accompanying notes to the financial statements

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STARLIGHT PLACE, LP

BALANCE SHEET

DECEMBER 31, 2012

LIABILITIES AND PARTNERS’ EQUITY

Current Liabilities
Accounts payable	$1,450
Current portion mortgage payable	2,498

Total Current Liabilities	3,948

Deposits and Prepayment Liabilities
Prepaid rents	1,750
Tenant security deposits	9,450

Total Deposits and Prepayment Liabilities	11,200

Other Liabilities
Mortgage Payable	362,199
Less: Current Portion	(2,498)

Total Other Liabilities	359,701

Total Liabilities	374,849

Partners’ Equity

Partners’ Equity	3,446,554

Total Liabilities and Partners’ Equity	$3,821,403

See auditors’ report and accompanying notes to the financial statements

5

STARLIGHT PLACE, LP

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Income from rental operations
Rental income	$264,427
Interest credit subsidy	10,945
Tenant charges	3,657
Interest income	106

Total Income from Rental Operations	279,135

Operating expenses
Maintenance and operating	68,204
Utilities	7,287
Administrative	68,481
Taxes and insurance	69,185
Investor service fee	20,795
Interest	27,515
Depreciation	137,078
Amortization	520

Total Operating Expenses	399,065

Net Loss	$(119,930)

See auditors’ report and accompanying notes to the financial statements

6

STARLIGHT PLACE, LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2012

	General Partner	Limited Partners	Total

Balance - January 1, 2012	$(37)	$3,566,521	$3,566,484

Net Loss	(6)	(119,924)	(119,930)

Balance - December 31, 2012	$(43)	$3,446,597	$3,446,554

See auditors’ report and accompanying notes to the financial statements

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STARLIGHT PLACE, LP

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012

Cash flows from operating activities:
Net Loss	$(119,930)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	137,598
(Increase) decrease in accounts receivable	(90)
(Increase) decrease in prepaid expenses	(6)
Increase (decrease) in accounts payable	(2,178)
Increase (decrease) in security deposits payable	400
Increase (decrease) in prepaid rent	870
Total adjustments	136,594
Net cash provided (used) by operating activities	16,664

Cash flows from investing activities:
Investment in rental property	(1,286)
(Deposit) withdrawal tax and insurance escrow	(454)
(Deposit) withdrawal replacement reserve	(17,425)
(Deposit) withdrawal operating deficit reserve	(21)
(Deposit) withdrawal security deposit account	(400)
Net cash provided (used) by investing activities	(19,586)

Cash flows from financing activities:
Principal payments on mortgage	(2,331)
Net cash provided (used) by financing activities	(2,331)

Net increase (decrease) in cash and equivalents	(5,253)
Cash and equivalents, beginning of year	41,328

Cash and equivalents, end of year	$36,075

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest Expense	$27,515

See auditors’ report and accompanying notes to the financial statements

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE A - NATURE OF OPERATIONS

Starlight Place, LP (the “Partnership”) was formed in 2005 under the laws of the State of Georgia for the purpose of constructing and operating a 52-unit apartment community, known as Starlight Place, and located in Americus, Georgia. The community is financed by a USDA Rural Development (“RD”) Section 538 Loan, and therefore is regulated by RD as to rent charges and operating methods.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies have been followed in the preparation of the financial statements:

Basis of Accounting

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of three months or less at the acquisition date. Restricted cash is not considered cash equivalents.

Concentration of Credit Risk

The Partnership maintains its cash balances and reserve balances in bank deposits that at times may exceed federally insured limits. The Partnership has not experienced any losses associated with these deposits. The Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

Tenant Rent Receivables

Management considers tenant rent receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required. Uncollectible rent receivables are charged to operations upon management’s determination that collection of the receivable is unlikely.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations using the straight-line method over their estimated service lives of 40 years for real property, 5 years for personal property, and 15 years for land improvements. Depreciation expense for the year ended December 31, 2012 was $137,078. As of December 31, 2012, accumulated depreciation was $1,103,299.

Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income.

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impairment of long-lived assets

In accordance with Accounting Standards Codification 360-10-05-4, Accounting for the Impairment or Disposal of Long-Lived Assets, the partnership reviews its rental property for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recovered. If the fair value is less than the carrying amount for the asset, an impairment loss is recognized for the difference. No impairment loss has been recognized during the year ended December 31, 2012.

Intangible assets

Monitoring fees have been recorded at cost. Amortization has been provided for using the straight-line method over 15 years.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and tenants of the property are operating leases.

Income Taxes

No income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the partners on their respective income tax returns. On January 1, 2009, the Partnership applied the guidance on accounting for uncertain tax provisions in FASB ASC 740, Income Taxes. The Partnership is no longer subject to income tax examinations for calendar years prior to 2009.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Accounting Standards Codification

The Financial Accounting Standards Board (“FASB ASC”) became the sole authoritative source of generally accepted accounting principles in the United States of America for periods ending after September 15, 2009. The FASB ASC incorporates all authoritative literature previously issued by a standard setter. Adoption of the FASB ASC has no effect on the Partnership’s financial position, results from operations, partners’ equity, or cash flows. References to the authoritative accounting literature in the notes to the financial statements are to the FASB ASC.

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE C - TENANT SECURITY DEPOSITS

Security deposits collected from tenants are held in a separate bank account. The account’s status at December 31, 2012, is:

Tenant security deposit cash account	$9,450
Tenant security deposits payable balance	(9,450)

Excess (Deficit)	$-

NOTE D - REPLACEMENT RESERVE

In accordance with the provisions of the mortgage agreement, restricted cash is held by Capstone Realty Advisors, to be used for replacement of property as follows:

Beginning balance	$102,350
Add: Deposits	17,425
Less: Reserve releases	-

Ending balance, as confirmed by bank	$119,775

NOTE E - REQUIRED RESERVES

In accordance with the provisions of the mortgage agreement, certain reserves are required to be established to be used for budgeted expense items and loan payments as follows:

Rent-up reserve	$36,243
Operating deficit reserve	5,810

Total	$42,053

NOTE F - INTANGIBLE ASSETS

Compliance monitoring fees at December 31, 2012 were net of accumulated amortization of $3,900. Amortization expense for the same year ended was $520. Estimated aggregated amortization expense for each of the next five years is:

2013	$520
2014	520
2015	520
2016	520
2017	520

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE G - MORTGAGE PAYABLE

The mortgage was payable to Lewiston State Bank (care of Bonneville Mortgage Company) and was transferred to Capstone Realty Advisors in December 2007. The mortgage is secured by a deed of trust on the rental property. The note bears interest at the rate of 7.57% per annum. Principal and interest are payable by the Partnership in monthly installments of $2,487 through April 1, 2034.

The obligation arising from the Loan Agreement has been secured through a Loan Note Guarantee (the USDA Guarantee) under the Section 538 Guaranteed Rural Rental Housing Program pursuant to which the USDA will guarantee 90% of the losses realized under the Promissory Note.

Under an interest credit and rental assistance agreement with Rural Development, an interest credit is provided, thus reducing the interest rate approximately 3% annually. The interest credit is treated as additional income with interest expense being recorded at the note rate. An annual application as required by Rural Development must be submitted in order to be eligible for the interest credit. Eligibility began when the construction loan converted to a permanent loan on April 1, 2006.

Aggregate annual maturities for the mortgage payable over each of the next five years are as follows:

December 31, 2013	$2,498
2014	2,694
2015	2,905
2016	3,133
2017	3,378
and Thereafter	347,591

$362,199

NOTE H - MANAGEMENT FEES

The Partnership is managed by Boyd Management, Inc., pursuant to an agreement effective June 29, 2005 and renewed February 2011. During the year ended December 31, 2012, Boyd Management, Inc. earned management fees of $23,014 and management fees payable amounted to $148 at December 31, 2012.

The rental property’s on-site employees are employed by Boyd Management, Inc. Total payroll and benefit costs reimbursed to the management company for the year ended December 31, 2012 totaled $43,626.

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE I - RELATED PARTY TRANSACTIONS

Asset Management Fee

The Partnership shall pay the Limited Partner an annual asset management fee of $2,500, increasing in subsequent years by the consumer price index. The minimal fee of $2,500 shall be payable in annual installments; provided, however, that if in any year net operating income is insufficient to pay the full $2,500, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient net operating income. As of December 31, 2012, $5,795 was earned and $0 remains payable.

Incentive Management Fee

The Partnership shall pay to the general partner through the compliance period an annual incentive management fee equal to 35% of net operating income commencing in 2005. If the incentive management fee is not paid in any year, it shall not accrue for payment in subsequent years. As of December 31, 2012, $15,000 was earned.

Tax Credit Compliance Fee

The Partnership shall pay to the general partner through the compliance period an annual tax credit compliance fee equal to 35% of net operating income commencing in 2005. If the tax credit compliance fee is not paid in any year, it shall not accrue for payment in subsequent years. No tax credit compliance fee was earned during 2012.

NOTE J - PARTNERSHIP PROFITS, LOSSES AND DISTRIBUTIONS

Profits and losses from operations are allocated 99.97% to the limited partner, 0.01% to the Georgia limited partner, 0.01% to the special limited partner, 0.005% to the non-profit limited partner, and 0.005% to the general partner. Any and all Georgia tax credits shall be allocated to the Georgia limited partner. Cash flow shall be paid out in the following order and priority:

First, to pay the deferred management fee, if any;

Second, to pay the current asset management fee that was not paid monthly and then to pay any accrued asset management fees that have not been paid in full from previous years;

Third, to pay the principal and then interest on the development fee;

Fourth, to pay operating loans, if any, limited to 100% of the net operating income remaining after reduction for the payments made first to third;

Fifth, to pay the incentive management fee;

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE J - PARTNERSHIP PROFITS, LOSSES AND DISTRIBUTIONS (CONTINUED)

Six, to pay the tax credit compliance fee; and,

Seventh, the balance, 29.98% to the limited partner, 0.01% to the Georgia limited partner, 0.01% to the special limited partner, 0.005% to the non-profit partner, and 69.995% to the general partner.

NOTE K - COMMITMENTS AND CONTINGENCIES

Interest Credit and Rental Assistance Agreement

Under an agreement with RD, mortgage subsidy is provided that reduces the effective interest rate on the mortgage to approximately 3% over the life of the loan agreement. RD may terminate the agreement if it determines that no subsidy is necessary or if the Partnership is determined to be in violation of the loan agreement or RD rules or regulations.

Housing Tax Credits

As incentive for investment equity, the Partnership applied for and received an allocation certificate for housing tax credits established by the Tax Reform Act of 1986. To qualify for the tax credits, the Partnership must meet certain requirements, including attaining a qualified basis sufficient to support the credit allocation. In addition, tenant eligibility and rental charges are restricted in accordance with Internal Revenue Code Section 42. Management has certified that each tax credit unit has met these qualifications to allow the credits allocated to each unit to be claimed.

Compliance with these regulations must be maintained in each of the fifteen consecutive years of the compliance period. Failure to maintain compliance with occupant eligibility, unit gross rent, or to correct noncompliance within a reasonable time period could result in recapture of previously claimed tax credits plus interest.

NOTE L - ADVERTISING

The Company expenses advertising costs as they are incurred. Advertising expenses for the year ended December 31, 2012 amounted to $2,524.

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE M - SUBSEQUENT EVENTS

FASB ASC 855, Subsequent Events, addresses events which occur after the balance sheet date but before the issuance of financial statements. An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date. Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued. Management evaluated the activity of Starlight Place, LP through February 27, 2013, the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the Financial Statements or disclosure in the Notes to the Financial Statements.

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SUPPLEMENTAL INFORMATION

16

PAILET, MEUNIER and LeBLANC, llp.

Certified Public Accountants

Management Consultants

 INDEPENDENT AUDITOR’S REPORT ON INFORMATION

ACCOMPANYING THE BASIC FINANCIAL STATEMENTS

To the Partners Starlight Place, LP

We have audited the financial statements of Starlight Place, LP as of and for the year ended December 31, 2012, and our report thereon dated February 27, 2013, which expressed an unmodified opinion on those financial statements, appears on page 3. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The Supplemental Information Required by Rural Development are presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
February 27, 2013

Member of:	● PCAOB - Public Company Accounting Oversight Board

AICPA: Center for Public Company Audit Firms (SEC) ● Governmental Audit Quality Center ● Private Companies Practice Section (PCPS)

3421 N. Causeway Blvd., Suite 701 ● Metairie, LA 70002 ● Telephone (504) 837-0770 ● Fax (504) 837-7102

201 St. Charles Ave., Suite 2500 ● New Orleans, LA 70170 ● Telephone (504) 599-5905 ● Fax (504) 837-7102

www.pmlcpa.com

17

STARLIGHT PLACE, LP

SUPPLEMENTAL INFORMATION REQUIRED BY RD

DECEMBER 31, 2012

A.   SCHEDULES OF EXPENSES:

MAINTENANCE & OPERATING, UTILITIES, ADMINISTRATIVE, AND TAX & INSURANCE

2012

Operating and Maintenance:
Maintenance & Repairs	$31,373
Maintenance & Repairs - Payroll	19,037
Painting & Decorating	1,667
Grounds	16,127
Total	$68,204

Utilities:
Electricity	$6,998
Water	20
Gas & Sewer	124
Garbage & Trash Removal	145
Total	$7,287

Administrative:
Site Management Payroll	$19,330
Management Fees	23,014
Project Auditing Expense	6,000
Legal Expense	1,140
Advertising Expense	288
Telephone & Answering Service	1,435
Office Supplies	2,524
Training Expense	511
Administrative - Taxes & Insurance	6,415
Cable	1,538
Miscellaneous Expenses	6,286
Total	$68,481

Taxes and Insurance:
Real Estate Taxes	$51,182
Other Taxes and Insurance	50
Property & Liability Insurance	17,953
Total	$69,185

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STARLIGHT PLACE, LP

SUPPLEMENTAL INFORMATION REQUIRED BY RD

DECEMBER 31, 2012

B.  SCHEDULE OF INSURANCE COVERAGE

	Name of	Amount of	Expiration
	Insurance Company	Coverage	Date

Property	State Farm Fire and Casualty Co.	$5,196,400	January 1, 2013
Liability	State Farm Fire and Casualty Co.	10,000,000	January 1, 2013
Fidelity - Corporate	State Farm Fire and Casualty Co.	1,000,000	January 1, 2013
Fidelity - Manager	Hartford Insurance Company	30,000	December 4, 2013

The deductibles for the insurance coverage listed above are as follows:

Property (Building)	$ 2,500
All policies have been renewed.
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STARLIGHT PLACE, LP

SUPPLEMENTAL INFORMATION REQUIRED BY RD

DECEMBER 31, 2012

C.  MANAGEMENT FEE CALCULATION

Month	Units Vacant	Units Rented	Allowed Fee	Management Fee	Amount

January	1	51	X	$37.00	$1,887
February	-	52	X	37.00	1,924
March	-	52	X	37.00	1,924
April	-	52	X	37.00	1,924
May	-	52	X	37.00	1,924
June	-	52	X	37.00	1,924
July	-	52	X	37.00	1,924
August	1	51	X	37.00	1,887
September	-	52	X	37.00	1,924
October	-	52	X	37.00	1,924
November	-	52	X	37.00	1,924
December	-	52	X	37.00	1,924

Totals	2	622	X	$37.00	$23,014

Vacancy Rate % = Total Units Vacant/Total Number of Units

52 Revenue Producing Units at $37.00 per month per occupied unit. Management receives a minimum fee of $962.

100% Occupied is:	$23,088
Earned Management Fees:	$23,014
Management Fees Collected	$23,014
Previous Years Management Fees Collected this year:	$-

20

PAILET, MEUNIER and LeBLANC, llp.

Certified Public Accountants

Management Consultants

REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND

ON COMPLIANCE AND OTHER MATTERS BASED ON AN AUDIT OF FINANCIAL STATEMENTS

PERFORMED IN ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS

To the Partners

Starlight Place, LP

Americus, Georgia

We have audited the financial statements of Starlight Place, LP as of and for the year ended December 31, 2012 and have issued our report thereon dated February 27, 2013. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Internal Control Over Financial Reporting

Management of Starlight Place, LP is responsible for establishing and maintaining effective internal control over financial reporting. In planning and performing our audit, we considered Starlight Place, LP’s internal control over financial reporting as a basis for designing our auditing procedures for the purpose of expressing our opinions on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of Starlight Place, LP’s internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of Starlight Place, LP’s internal control over financial reporting.

A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control such that there is a reasonable possibility that a material misstatement of the entity’s financial statements will not be prevented, or detected and corrected on a timely basis.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and was not designed to identify all deficiencies in internal control over financial reporting that might be deficiencies, significant deficiencies, or material weaknesses. We found no deficiencies in internal control over financial reporting that we consider to be material weaknesses.

Member of:	● PCAOB - Public Company Accounting Oversight Board

AICPA: Center for Public Company Audit Firms (SEC) ● Governmental Audit Quality Center ● Private Companies Practice Section (PCPS)

3421 N. Causeway Blvd., Suite 701 ● Metairie, LA 70002 ● Telephone (504) 837-0770 ● Fax (504) 837-7102

201 St. Charles Ave., Suite 2500 ● New Orleans, LA 70170 ● Telephone (504) 599-5905 ● Fax (504) 837-7102

www.pmlcpa.com

21

Compliance and Other Matters

As part of obtaining reasonable assurance about whether Starlight Place, LP’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

This report is intended for the information and use of the partners, management and the United States Department of Agriculture, Rural Housing Services and is not intended to be and should not be used by anyone other than these specific parties.

/s/ Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
February 27, 2013

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STARLIGHT PLACE, LP

REPORTABLE CONDITIONS OF NON COMPLIANCE AND

AUDITEE’S COMMENTS ON PRIOR AUDIT RESOLUTION MATTERS RELATED TO

UNITED STATES DEPARTMENT OF AGRICULTURE

RURAL DEVELOPMENT PROGRAMS

FOR THE YEAR ENDED DECEMBER 31, 2012

Reportable Conditions:

None.

Auditee’s Comments on Prior Audit Resolution Matters Related to United States Department of Agriculture Rural Development Programs

Status of Prior Year Finding:

None.

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FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

STARLIGHT PLACE, LP

DECEMBER 31, 2011

STARLIGHT PLACE, LP

2

PAILET, MEUNIER and LeBLANC, L.L.P.

Certified Public Accountants

Management Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Starlight Place, LP

We have audited the accompanying balance sheet of Starlight Place, LP, as of December 31, 2011 and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Starlight Place, LP as of December 31, 2011 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Pailet, Meunier and LeBlanc, L.L.P.
Metairie, Louisiana
February 23, 2012

3421 N. Causeway Blvd., Suite 701 ● Metairie, LA 70002 ● Telephone (504) 837-0770 ● Fax (504) 837-7102

201 St. Charles Ave., Suite 2500 ● New Orleans, LA 70170 ● Telephone (504) 599-5905 ● Fax (504) 837-7102

www.pmlcpa.com

Member of

I G A F P O L A R I S - A Global Association of Independent Firms ● PCAOB – Public Company Accounting Oversight Board

AICPA: Center for Public Company Audit Firms (SEC) ● Governmental Audit Quality Center ● Private Companies Practice Section (PCPS)

3

STARLIGHT PLACE, LP

BALANCE SHEET

DECEMBER 31, 2011

ASSETS
Current Assets
Cash	$41,328
Accounts receivable	452
Prepaid expenses	1,426

Total Current Assets	43,206

Restricted Reserves and Escrows Tax escrow	23,928
Tenant security deposits	9,050
Replacement reserve	102,350
Operating deficit reserve	42,032

Total Restricted Reserves and Escrows	177,360

Property and Equipment
Land	248,710
Land improvements	663,095
Building	3,687,417
Furniture and equipment	86,585
4,685,807
Less: Accumulated depreciation	(966,221)
Property and equipment, net	3,719,586

Other Assets
Monitoring fee, net of accumulated amortization	4,420
Total other assets	4,420
Total assets	$3,944,572

See auditors’ report and accompanying notes

4

STARLIGHT PLACE, LP

BALANCE SHEET

DECEMBER 31, 2011

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities
Accounts payable	$3,628
Prepaid rents	880
Current portion mortgage payable	2,316
Tenant security deposits	9,050
Total current liabilities	15,874

Other liabilities
Mortgage payable, net of current portion	362,214
Total liabilities	362,214

Partners’ equity	3,566,484

Total Liabilities and Partners’ Capital	$3,944,572

See auditors’ report and accompanying notes

5

STARLIGHT PLACE, LP

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

Income from rental operations
Rental income	$259,400
Interest credit subsidy	11,007
Tenant charges	3,303
Interest income	206

Total Revenue	273,916

Operating expenses
Maintenance and operating	54,315
Utilities	8,021
Administrative	65,419
Taxes and insurance	67,847
Investor service fee	12,863
Interest	27,685
Depreciation	136,589
Amortization	520

Total Operating Expenses	373,259

Net Loss	$(99,343)

See auditors’ report and accompanying notes

6

STARLIGHT PLACE, LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2011

	General Partner	Limited Partners	Total
Balance - January 1, 2011	$(32)	$3,665,859	$3,665,827

Net Loss	(5)	(99,338)	(99,343)

Balance - December 31, 2011	$(37)	$3,566,521	$3,566,484

See auditors’ report and accompanying notes

7

STARLIGHT PLACE, LP

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2011

Cash flows from operating activities:
Net Loss	$(99,343)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	137,109
(Increase) decrease in accounts receivable	186
(Increase) decrease in accounts receivable - property tax refund	1,100
(Increase) decrease in prepaid expenses	(60)
Increase (decrease) in accounts payable	(17)
Increase (decrease) in security deposits payable	400
Increase (decrease) in prepaid rent	(338)
Total adjustments	138,380
Net cash provided (used) by operating activities	39,037

Cash flows from investing activities:
Investment in rental property	(2,446)
(Deposit) withdrawal tax and insurance escrow	(1,545)
(Deposit) withdrawal replacement reserve	(17,518)
(Deposit) withdrawal operating deficit reserve	(28)
(Deposit) withdrawal security deposit account	(400)
Net cash provided (used) by investing activities	(21,937)

Cash flows from financing activities:
Principal payments on mortgage	(2,162)
Net cash provided (used) by financing activities	(2,162)

Net increase (decrease) in cash and equivalents	14,938
Cash and equivalents, beginning of year	26,390

Cash and equivalents, end of year	$41,328

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest Expense	$27,685

See auditors’ report and accompanying notes

8

STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE A - NATURE OF OPERATIONS

Starlight Place, LP (the “Partnership”) was formed in 2005 under the laws of the State of Georgia for the purpose of constructing and operating a 52-unit apartment community, known as Starlight Place, and located in Americus, Georgia. The community is financed by a USDA Rural Development (“RD”) Section 538 Loan, and therefore is regulated by RD as to rent charges and operating methods.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies have been followed in the preparation of the financial statements:

Basis of accounting

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of three months or less at the acquisition date. Restricted cash is not considered cash equivalents.

Concentration of credit risk

The Partnership maintains its cash balances and reserve balances in bank deposits that at times may exceed federally insured limits. The Partnership has not experienced any losses associated with these deposits. The Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

Tenant Rent Receivables

Management considers tenant rent receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required Uncollectible rent receivables are charged to operations upon management’s determination that collection of the receivable is unlikely.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations using the straight-line method over their estimated service lives of 40 years for real property, 5 years for personal property, and 15 years for land improvements. Depreciation expense for the year ended December 31, 2011 was $136,589. As of December 31, 2011, accumulated depreciation was $966,221.

Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income.

9

STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impairment of long-lived assets

The Partnership reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverability is measured by a comparison of the carrying amount to the future net undiscounted cash flow expected to be generated and any estimated proceeds from the eventual disposition. If the long-lived asset is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount exceeds the fair value as determined from an appraisal, discounted cash flows analysis, or other valuation technique. There were no impairment losses recognized during 2011.

Intangible assets

Monitoring fees have been recorded at cost. Amortization has been provided for using the straight-line method over 15 years. Amortization expense for the year ended December 31, 2011 was $520. As of December 31, 2011, accumulated amortization was $3,380.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and tenants of the property are operating leases.

Income Taxes

No income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the partners on their respective income tax returns. On January 1, 2009, the Partnership applied the guidance on accounting for uncertain tax provisions in FASB ASC 740, Income Taxes. The Partnership is no longer subject to income tax examinations for calendar years prior to 2008.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Accounting Standards Codification

The Financial Accounting Standards Board (“FASB ASC”) became the sole authoritative source of generally accepted accounting principles in the United States of America for periods ending after September 15, 2009. The FASB ASC incorporates all authoritative literature previously issued by a standard setter. Adoption of the FASB ASC has no effect on the Partnership’s financial position, results from operations, partners’ equity, or cash flows. References to the authoritative accounting literature in the notes to the financial statements are to the FASB ASC.

10

STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE C - TENANT SECURITY DEPOSITS

Security deposits collected from tenants are held in a separate bank account. The account’s status at December 31, 2011, is:

Tenant security deposit cash account	$9,050
Tenant security deposits payable balance	(9,050)

Excess (Deficit)	$-

NOTE D - REPLACEMENT RESERVE

In accordance with the provisions of the mortgage agreement restricted cash is held by Capstone Realty Advisors, to be used for replacement of property as follows:

Beginning balance	$84,832
Add: Deposits	17,518
Less: Reserve releases	-

Ending balance, as confirmed by bank	$102,350

NOTE E - REQUIRED RESERVES

In accordance with the provisions of the mortgage agreement, certain reserves are required to be established to be used for budgeted expense items and loan payments as follows:

Rent-up reserve	$36,228
Operating deficit reserve	5,804

Total	$42,032

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE F - MORTGAGE PAYABLE

The mortgage was payable to Lewiston State Bank (care of Bonneville Mortgage Company) and was transferred to Capstone Realty Advisors in December 2007. The mortgage is secured by a deed of trust on the rental property. The note bears interest at the rate of 7.57% per annum. Principal and interest are payable by the Partnership in monthly installments of $2,487 through April 1, 2034.

The obligation arising from the Loan Agreement has been secured through a Loan Note Guarantee (the USDA Guarantee) under the Section 538 Guaranteed Rural Rental Housing Program pursuant to which the USDA will guarantee 90% of the losses realized under the Promissory Note.

Under an interest credit and rental assistance agreement with Rural Development, an interest credit is provided, thus reducing the interest rate approximately 3% annually. The interest credit is treated as additional income with interest expense being recorded at the note rate. An annual application as required by Rural Development must be submitted in order to be eligible for the interest credit. Eligibility began when the construction loan converted to a permanent loan on April 1, 2006.

Aggregate annual maturities for the mortgage payable over each of the next five years are as follows:

December 31, 2012	$2,316
2013	2,498
2014	2,694
2015	2,905
2016	3,133
and thereafter	350,984
Total	$364,530

NOTE G - MANAGEMENT FEES

The Partnership is managed by Boyd Management, Inc., pursuant to an agreement effective June 29, 2005 and renewed February 2011. During the year ended December 31, 2011, Boyd Management, Inc. earned management fees of $23,088 and management fees payable amounted to $148 at December 31, 2011.

The rental property’s on-site employees are employed by Boyd Management, Inc. Total payroll and benefit costs reimbursed to the management company for the year ended December 31, 2011 totaled $37,920.

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE H - RELATED PARTY TRANSACTIONS

Asset Management Fee

The Partnership shall pay the Limited Partner an annual asset management fee of $2,500, increasing in subsequent years by the consumer price index. The minimal fee of $2,500 shall be payable in annual installments; provided, however, that if in any year net operating income is insufficient to pay the full $2,500, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient net operating income. As of December 31, 2011, $8,993 was earned and $0 remains payable.

Incentive Management Fee

The Partnership shall pay to the general partner through the compliance period an annual incentive management fee equal to 35% of net operating income commencing in 2005. If the incentive management fee is not paid in any year, it shall not accrue for payment in subsequent years. As of December 31, 2011, $1,935 was earned and $0 remains payable.

Tax Credit Compliance Fee

The Partnership shall pay to the general partner through the compliance period an annual tax credit compliance fee equal to 35% of net operating income commencing in 2005. If the tax credit compliance fee is not paid in any year, it shall not accrue for payment in subsequent years. As of December 31, 2011, $1,935 was earned and $0 remains payable.

NOTE I - PARTNERSHIP PROFITS, LOSSES AND DISTRIBUTIONS

Profits and losses from operations are allocated 99.97% to the limited partner, 0.01% to the Georgia limited partner, 0.01% to the special limited partner, 0.005% to the non-profit limited partner, and 0.005% to the general partner. Any and all Georgia tax credits shall be allocated to the Georgia limited partner. Cash flow shall be paid out in the following order and priority:

First, to pay the deferred management fee, if any;

Second, to pay the current asset management fee that was not paid monthly and then to pay any accrued asset management fees that have not been paid in full from previous years;

Third, to pay the principal and then interest on the development fee;

Fourth, to pay operating loans, if any, limited to 100% of the net operating income remaining after reduction for the payments made first to third;

Fifth, to pay the incentive management fee;

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE I - PARTNERSHIP PROFITS, LOSSES AND DISTRIBUTIONS (CONTINUED)

Six, to pay the tax credit compliance fee; and,

Seventh, the balance, 29.98% to the limited partner, 0.01% to the Georgia limited partner, 0.01% to the special limited partner, 0.005% to the non-profit partner, and 69.995% to the general partner.

NOTE J - COMMITMENTS AND CONTINGENCIES

Interest Credit and Rental Assistance Agreement

Under an agreement with RD, mortgage subsidy is provided that reduces the effective interest rate on the mortgage to approximately 3% over the life of the loan agreement. RD may terminate the agreement if it determines that no subsidy is necessary or if the Partnership is determined to be in violation of the loan agreement or RD rules or regulations.

Housing Tax Credits

As incentive for investment equity, the Partnership applied for and received an allocation certificate for housing tax credits established by the Tax Reform Act of 1986. To qualify for the tax credits, the Partnership must meet certain requirements, including attaining a qualified basis sufficient to support the credit allocation. In addition, tenant eligibility and rental charges are restricted in accordance with Internal Revenue Code Section 42. Management has certified that each tax credit unit has met these qualifications to allow the credits allocated to each unit to be claimed.

Compliance with these regulations must be maintained in each of the fifteen consecutive years of the compliance period. Failure to maintain compliance with occupant eligibility, unit gross rent, or to correct noncompliance within a reasonable time period could result in recapture of previously claimed tax credits plus interest.

NOTE K - SUBSEQUENT EVENTS

FASB ASC 855, Subsequent Events, addresses events which occur after the balance sheet date but before the issuance of financial statements. An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date. Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued. Management evaluated the activity of Starlight Place, LP through February 23, 2012, the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the Financial Statements or disclosure in the Notes to the Financial Statements.

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STARLIGHT PLACE, LP

SUPPLEMENTAL INFORMATION

DECEMBER 31, 2011

A. SCHEDULES OF MAINTENANCE & OPERATING, UTILITIES, ADMINISTRATIVE, AND TAX & INSURANCE

2011
Operating and Maintenance:
Maintenance & Repairs	$20,153
Maintenance & Repairs - Payroll	14,519
Painting & Decorating	1,094
Grounds	18,549
Total	54,315

Utilities:
Electricity	$7,140
Water	339
Gas & Sewer	246
Garbage & Trash Removal	296
Total	$8,021

Administrative:
Site Management Payroll	$18,596
Management Fees	23,088
Project Auditing Expense	6,475
Legal Expense	516
Advertising Expense	54
Telephone & Answering Service	951
Office Supplies	3,228
Training Expense	369
Administrative - Taxes & Insurance	4,848
Miscellaneous Expenses	7,294
Total	$65,419

Taxes and Insurance:
Real Estate Taxes	$50,749
Property & Liability Insurance	17,048
Other Taxes and Insurance	50
Total	$67,847

15

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITOR’S REPORT

STARLIGHT PLACE, LP

DECEMBER 31, 2010

 STARLIGHT PLACE, LP

2

PAILET, MEUNIER and LeBLANC, L.L.P.

Certified Public Accountants

Management Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Starlight Place, LP

We have audited the accompanying balance sheet of Starlight Place, LP, as of December 31, 2010 and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Starlight Place, LP as of December 31, 2010 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
February 21, 2011

3421 N. Causeway Blvd., Suite 701 ● Metairie, LA 70002 ● Telephone (504) 837-0770 ● Fax (504) 837-7102

201 St. Charles Ave., Ste. 2500 ● New Orleans, LA 70170 ● Telephone (504) 599-5905 ● Fax (504) 837-7102

www.pmlcpa.com

Member of

Member Firms in Principal Cities ● PCAOB - Public Company Accounting Oversight Board

AICPA: Center for Public Company Audit Firms (SEC) ● Governmantal Audit Quality Center ● Private Companies Practice Section (PCPS)

3

STARLIGHT PLACE, LP

BALANCE SHEET

DECEMBER 31, 2010

ASSETS
Current Assets
Cash	$26,390
Accounts receivable	638
Accounts receivable - property tax refund	1,100
Prepaid expenses	1,366

Total Current Assets	29,494

Restricted Reserves and Escrows
Tax escrow	22,383
Tenant security deposits	8,650
Replacement reserve	84,832
Operating deficit reserve	42,004

Total Restricted Reserves and Escrows	157,869

Property and Equipment
Land	248,710
Land improvements	663,095
Building	3,687,417
Furniture and equipment	84,139
4,683,361
Less: Accumulated depreciation	(829,632)
Property and equipment, net	3,853,729

Other Assets
Monitoring fee, net of accumulated amortization	4,940
Total other assets	4,940

Total assets	$4,046,032

See auditors’ report and accompanying notes

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STARLIGHT PLACE, LP

BALANCE SHEET

DECEMBER 31, 2010

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities
Accounts payable	$3,645
Prepaid rents	1,218
Current portion mortgage payable	2,148
Tenant security deposits	8,650
Total current liabilities	15,661

Other liabilities
Mortgage payable, net of current portion	364,544
Total liabilities	364,544

Partners’ equity	3,665,827

Total Liabilities and Partners’ Capital	$4,046,032

See auditors’ report and accompanying notes

5

STARLIGHT PLACE, LP

STATEMENT OF OPERATIONS

DECEMBER 31, 2010

Income from rental operations
Rental income	$253,688
Interest credit subsidy	11,064
Tenant charges	4,885
Interest income	355

Total Revenue	269,992

Operating expenses
Maintenance and operating	52,115
Utilities	7,853
Administrative	68,117
Taxes and insurance	72,059
Investor service fee	43,637
Interest	27,842
Depreciation	144,707
Amortization	520

Total Operating Expenses	416,850

Net loss	$(146,858)

See auditors’ report and accompanying notes

6

STARLIGHT PLACE, LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

DECEMBER 31, 2010

	General Partner	Limited Partners	Total

Balance - January 1, 2010	$(25)	$3,812,710	$3,812,685

Net Loss	(7)	(146,851)	(146,858)

Balance - December 31, 2010	$(32)	$3,665,859	$3,665,827

See auditors’ report and accompanying notes

7

STARLIGHT PLACE, LP

STATEMENT OF CASH FLOWS

DECEMBER 31, 2010

Cash flows from operating activities:
Net Loss	$(146,858)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	145,227
(Increase) decrease in accounts receivable	(108)
(Increase) decrease in accounts receivable - property tax refund	(1,100)
(Increase) decrease in prepaid expenses	(179)
Increase (decrease) in accounts payable	946
Increase (decrease) in security deposits payable	(250)
Increase (decrease) in accrued property taxes	(210)
Increase (decrease) in prepaid rent	628
Total adjustments	144,954
Net cash provided (used) by operating activities	(1,904)

Cash flows from investing activities:
Investment in rental property	(988)
(Deposit) withdrawal tax and insurance escrow	(12,667)
(Deposit) withdrawal replacement reserve	(15,213)
(Deposit) withdrawal operating deficit reserve	(101)
(Deposit) withdrawal security deposit account	250
Net cash provided (used) by investing activities	(28,719)
Cash flows from financing activities:
Principal payments on mortgage	(2,005)
Net cash provided (used) by financing activities	(2,005)

Net increase (decrease) in cash and equivalents	(32,628)
Cash and equivalents, beginning of year	59,018

Cash and equivalents, end of year	$26,390

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest Expense	$27,842

See auditors’ report and accompanying notes

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE A - NATURE OF OPERATIONS

Starlight Place, LP (the “Partnership”) was formed in 2005 under the laws of the State of Georgia for the purpose of constructing and operating a 52-unit apartment community, known as Starlight Place, and located in Americus, Georgia. The community is financed by a USDA Rural Development (“RD”) Section 538 Loan, and therefore is regulated by RD as to rent charges and operating methods.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies have been followed in the preparation of the financial statements:

Accounting Standards Codification

The Financial Accounting Standards Board (“FASB ASC”) became the sole authoritative source of generally accepted accounting principles in the United States of America for periods ending after September 15, 2009. The FASB ASC incorporates all authoritative literature previously issued by a standard setter. Adoption of the FASB ASC has no effect on the Partnership’s financial position, results from operations, partners’ equity, or cash flows. References to the authoritative accounting literature in the notes to the financial statements are to the FASB ASC.

Basis of accounting

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of three months or less at the acquisition date. Restricted cash is not considered cash equivalents.

Concentration of credit risk

The Partnership places its temporary cash investments with high credit quality financial institutions. At times, the account balances may exceed the institution’s federally insured limits. The Partnership has not experienced any losses in such accounts.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and tenants of the property are operating leases.

9

STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations using the straight-line method over their estimated service lives of 40 years for real property, 5 years for personal property, and 15 years for land improvements. Depreciation expense for the year ended December 31, 2010 was $144,707. As of December 31, 2010, accumulated depreciation was $829,632.

Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is included in income.

Intangible assets

Monitoring fees have been recorded at cost. Amortization has been provided for using the straight-line method over 15 years. Amortization expense for the year ended December 31, 2010 was $520. As of December 31, 2010, accumulated amortization was $2,860.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Impairment of long-lived assets

The Partnership reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverability is measured by a comparison of the carrying amount to the future net undiscounted cash flow expected to be generated and any estimated proceeds from the eventual disposition. If the long-lived asset is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount exceeds the fair value as determined from an appraisal, discounted cash flows analysis, or other valuation technique. There were no impairment losses recognized during 2010.

Tenant Rent Receivables

Management considers tenant rent receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required. Uncollectible rent receivables are charged to operations upon management’s determination that collection of the receivable is unlikely.

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

No income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the partners on their respective income tax returns. On January 1, 2009, the Partnership applied the guidance on accounting for uncertain tax provisions in FASB ASC 740, Income Taxes. The Partnership is no longer subject to income tax examinations for calendar years prior to 2006.

NOTE C - TENANT SECURITY DEPOSITS

Security deposits collected from tenants are held in a separate bank account. The account’s status at December 31, 2010, is:

Tenant security deposit cash account	$8,650
Tenant security deposits payable balance	(8,650)

Total	$-

NOTE D - REPLACEMENT RESERVE

In accordance with the provisions of the mortgage agreement, restricted cash is held by Capstone Realty Advisors, to be used for replacement of property as follows:

Beginning balance	$69,619
Add: Deposits	15,213
Less: Reserve releases	-

Ending balance, as confirmed by bank	$84,832

NOTE E - REQUIRED RESERVES

In accordance with the provisions of the mortgage agreement, certain reserves are required to be established to be used for budgeted expense items and loan payments as follows:

Rent-up reserve	$36,210
Operating deficit reserve	5,794

Total	$42,004

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE F - MORTGAGE PAYABLE

The mortgage was payable to Lewiston State Bank (care of Bonneville Mortgage Company) and was transferred to Capstone Realty Advisors in December 2007. The mortgage is secured by a deed of trust on the rental property. The note bears interest at the rate of 7.57% per annum. Principal and interest are payable by the Partnership in monthly installments of $2,487 through April 1, 2034.

The obligation arising from the Loan Agreement has been secured through a Loan Note Guarantee (the USDA Guarantee) under the Section 538 Guaranteed Rural Rental Housing Program pursuant to which the USDA will guarantee 90% of the losses realized under the Promissory Note.

Under an interest credit and rental assistance agreement with Rural Development, an interest credit is provided, thus reducing the interest rate approximately 3% annually. The interest credit is treated as additional income with interest expense being recorded at the note rate. An annual application as required by Rural Development must be submitted in order to be eligible for the interest credit. Eligibility began when the construction loan converted to a permanent loan on April 1, 2006.

Aggregate annual maturities for the mortgage payable over each of the next five years are as follows:

December 31, 2011	$2,148
2012	2,316
2013	2,498
2014	2,694
2015	2,905
and thereafter	354,131
Total	$366,692

NOTE G - MANAGEMENT FEES

The Partnership is managed by Boyd Management, Inc., pursuant to an agreement effective June 29, 2005. During the year ended December 31, 2010, Boyd Management, Inc. earned management fees of $21,805 and management fees payable amounted to $0 at December 31, 2010.

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE H - RELATED PARTY TRANSACTIONS

Development Fees

The developer, an affiliate of the general partner of the Partnership, received a developer’s fee of $586,600 for its services during the development and construction of the Project. The fee was paid in installments as defined in the development agreement.

Asset Management Fee

The Partnership shall pay the Limited Partner an annual asset management fee of $2,500, increasing in subsequent years by the consumer price index. The minimal fee of $2,500 shall be payable in annual installments; provided, however, that if in any year net operating income is insufficient to pay the full $2,500, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient net operating income. As of December 31, 2010, $7,447 was earned and $0 remains payable.

Incentive Management Fee

The Partnership shall pay to the general partner through the compliance period an annual incentive management fee equal to 35% of net operating income commencing in 2005. If the incentive management fee is not paid in any year, it shall not accrue for payment in subsequent years. As of December 31, 2010, $18,095 was earned and $0 remains payable.

Tax Credit Compliance Fee

The Partnership shall pay to the general partner through the compliance period an annual tax credit compliance fee equal to 35% of net operating income commencing in 2005. If the tax credit compliance fee is not paid in any year, it shall not accrue for payment in subsequent years. As of December 31, 2010, $18,095 was earned and $0 remains payable.

13

STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE I - PARTNERSHIP PROFITS, LOSSES AND DISTRIBUTIONS

Profits and losses from operations are allocated 99.97% to the limited partner, 0.01% to the Georgia limited partner, 0.01% to the special limited partner, 0.005% to the non-profit limited partner, and 0.005% to the general partner. Any and all Georgia tax credits shall be allocated to the Georgia limited partner. Cash flow shall be paid out in the following order and priority:

First, to pay the deferred management fee, if any;

Second, to pay the current asset management fee that was not paid monthly and then to pay any accrued asset management fees that have not been paid in full from previous years;

Third, to pay the principal and then interest on the development fee;

Fourth, to pay operating loans, if any, limited to 100% of the net operating income remaining after reduction for the payments made first to third;

Fifth, to pay the incentive management fee; Six, to pay the tax credit compliance fee; and,

Seventh, the balance, 29.98% to the limited partner, 0.01% to the Georgia limited partner, 0.01% to the special limited partner, 0.005% to the non-profit partner, and 69.995% to the general partner.

NOTE J - COMMITMENTS AND CONTINGENCIES

Interest Credit and Rental Assistance Agreement

Under an agreement with RD, mortgage subsidy is provided that reduces the effective interest rate on the mortgage to approximately 3% over the life of the loan agreement. RD may terminate the agreement if it determines that no subsidy is necessary or if the Partnership is determined to be in violation of the loan agreement or RD rules or regulations.

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STARLIGHT PLACE, LP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE K - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Housing Tax Credits

As incentive for investment equity, the Partnership applied for and received an allocation certificate for housing tax credits established by the Tax Reform Act of 1986. To qualify for the tax credits, the Partnership must meet certain requirements, including attaining a qualified basis sufficient to support the credit allocation. In addition, tenant eligibility and rental charges are restricted in accordance with Internal Revenue Code Section 42. Management has certified that each tax credit unit has met these qualifications to allow the credits allocated to each unit to be claimed.

Compliance with these regulations must be maintained in each of the fifteen consecutive years of the compliance period. Failure to maintain compliance with occupant eligibility, unit gross rent, or to correct noncompliance within a reasonable time period could result in recapture of previously claimed tax credits plus interest.

NOTE I - SUBSEQUENT EVENTS

FASB ASC 855, Subsequent Events, addresses events which occur after the balance sheet date but before the issuance of financial statements. An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date. Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued. Management evaluated the activity of Starlight Place, LP through February 21, 2011, the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the Financial Statements or disclosure in the Notes to the Financial Statements.

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